UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                       September 6, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                       Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
 _________________      ____________    ______________
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


     2222 Wellington Court, Lisle, Illinois           60532
    ________________________________________       __________
    (Address of principal executive offices)       (Zip Code)


                           (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01   Entry into a Material Definitive Agreement
_________   __________________________________________

     On July 28, 2005, the, the Compensation Committee of the Molex Board of Directors reviewed and approved the fiscal year 2006 cash merit bonus plan for executive officers, as previously disclosed in Item 1.01 of the Current Report on Form 8-K filed by Molex Incorporated on August 2, 2005. On September 6, 2005, the Compensation Committee approved revisions to the fiscal year 2006 cash merit bonus plan for executive officers. An overview of the amended and restated fiscal 2006 cash merit bonus plan (the "cash merit bonus plan") is attached as Exhibit 99.1 hereto, and is incorporated herein by reference. The following summary of the cash merit bonus plan is qualified in its entirety by reference to the full text of such exhibit.

     The cash merit bonus plan covers all executive officers, including the Chief Executive Officer. This plan provides that cash bonuses, calculated as a percentage of base salary, will be paid to executive officers based on the achievement of two components: a certain profit before tax goal and individual performance objectives. The cash bonus opportunity for executive officers under such plan ranges from 0% to 150% of base salary. Payments to executive officers under the plan may be more or less than a target bonus as a function of the Company's results and individual performance. The cash bonus opportunity is 30% of base salary based on achievement of minimum performance goals, 60% of base salary based on achievement of target performance goals (the "Target" referenced in Exhibit 99.1) and 120% of base salary based on achievement of maximum performance goals. If the minimum performance goals are not achieved, no bonus is payable under this plan.

     The Compensation Committee, in its discretion, may downwardly adjust the potential bonus award to a lesser percentage, if any, to take into consideration unusual events. In addition, the Committee, in its discretion, may award an additional percentage not to exceed 30% of base salary to reflect unusual contributions to Molex.

Item 2.02   Results of Operations and Financial Condition.
_________   ______________________________________________

     On September 8, 2005, Molex Incorporated issued a press release announcing Molex's financial results for its fiscal quarter and fiscal year ended June 30, 2005. The press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

     The information in this Item 2.02 and attached Exhibit 99.2 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


Item 9.01   Financial Statements and Exhibits.
_________   __________________________________

      The following exhibits are being furnished as part of this Form 8-K:


 Exhibit Number       Description
 ______________       ___________

     99.1           Molex Fiscal Year 2006 Executive Officer Cash
                    Merit Bonus Plan

     99.2           Press Release dated September 8, 2005






                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MOLEX INCORPORATED

Date:  September 8, 2005       By:    /s/  Louis A. Hecht
                                  _______________________________
                                  Louis A. Hecht
                                  Corporate Secretary and General
                                  Counsel